INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15:-	INCOME TAXES

CyberArk Software Ltd.'s subsidiaries are separately taxed under the domestic tax laws of the jurisdiction of incorporation of each entity.

a.         Corporate tax in Israel:

Ordinary taxable income is subject to a corporate tax rate of 23% for the years 2022-2024. Refer to Note 15g for tax benefits in Israel.

b.	Loss before taxes on Income is comprised as follows:

	Year ended December 31,
	2022	2023	2024

Domestic loss	$(167,606)	$(116,661)	$(27,469)
Foreign income	30,588	53,403	11,503

	$(137,018)	$(63,258)	$(15,966)

c.	Deferred income taxes:

Deferred taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts recorded for tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2023	2024
Deferred tax assets:

Carry-forwards losses and credits	$59,911	$117,493
Capitalized research and development	22,859	40,324
Deferred revenues	12,841	19,749
Intangible assets	8,267	7,727
Share-based compensation	26,897	29,123
Operating lease liability	4,737	4,971
Accruals and others	4,276	9,680

Gross deferred tax assets before valuation allowance	139,788	229,067

Less: Valuation allowance	24,569	94,663

Total deferred tax assets	$115,219	$134,404

Deferred tax liabilities:

Intangible assets	$(3,527)	$(133,928)
Deferred commissions	(24,999)	(31,133)
Operating lease ROU asset	(4,696)	(4,948)
Property and equipment and other	(700)	(655)

Gross deferred tax liabilities	$(33,922)	$(170,664)

Net deferred tax assets (liabilities)	$81,297	$(36,260)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. During the year ended December 31, 2024, the Company concluded that, based on its evaluation of available evidence, it was no longer more likely than not that some of the Company's deferred tax assets were recoverable, primarily in Israel. As a result, the Company recorded a valuation allowance of $65.4 million against its deferred tax assets.

As of December 31, 2024, $117,301 of undistributed earnings held by the Company's foreign subsidiaries are designated as indefinitely reinvested. If these earnings were repatriated to Israel, it would be subject to Israeli income taxes and to foreign withholding taxes and an adjustment for foreign tax credits. Determination of the amount of unrecognized deferred tax liability on undistributed earnings is not practicable.

d.	Income taxes are comprised as follows:
	Year ended December 31,
	2022	2023	2024

Current	$8,980	$11,125	$11,202
Deferred	(15,630)	(7,879)	66,293

	$(6,650)	$3,246	$77,495

	Year ended December 31,
	2022	2023	2024

Domestic	$(19,716)	$(14,105)	$3,766
Foreign	13,066	17,351	73,729

	$(6,650)	$3,246	$77,495

e.	A reconciliation of the Company's theoretical income tax benefit to actual income tax expense (benefit) is as follows:
	Year ended December 31,
	2022	2023	2024

Loss before income taxes	$(137,018)	$(63,258)	$(15,966)

Statutory tax rate	23.0%	23.0%	23.0%

Theoretical tax benefit	(31,514)	(14,549)	(3,672)

Excess tax benefits related to share-based compensation	(1,817)	(3,817)	(12,788)
Non-deductible expenses	6,325	2,963	6,560

Changes in valuation allowance	1,538	3,320	70,758
Changes in unrecognized tax benefits	(1,914)	3,155	10,550
Foreign and preferred enterprise tax rates differential	18,450	12,826	4,726

Prior years and others	2,282	(652)	1,361

Income tax expense (tax benefit)	$(6,650)	$3,246	$77,495

f.	Net operating loss and tax credits carry-forwards:

As of December 31, 2024, the Company has aggregate federal and state net operating loss carryforwards of $273,127 and $201,600, respectively, attributed to the U.S. subsidiaries. The federal net operating losses, if not utilized, can be carried forward indefinitely, but are subject to the 80% taxable income limitation upon utilization. $95,052 of the state net operating loss carryforwards, can be carried forward indefinitely. The remaining amount will begin to expire in 2025 through 2044. Utilization of some of these U.S. net operating losses are subject to annual limitation due to the "change in ownership" provisions of the U.S. Internal Revenue Code and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

The Company has federal and state research and development credits carryforwards of $19,939. If not utilized, the research and development credits carryforwards will begin to expire in 2026 through 2044. Additionally, foreign tax credits carryforwards in U.S. totaled $15,496. If not utilized, the foreign tax credits carryforwards will begin to expire in 2025 through 2034.

As of December 31, 2024, net operating loss carryforwards in Israel totaled $193,583 and can be carried forward indefinitely. Additionally, foreign tax credits carryforwards in Israel totaled $1,444 and will begin to expire in 2027 through 2030.

g.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959:

As of December 31, 2024, approximately $13,945 was derived from tax exempt profits earned by the Company's "Approved Enterprises" and "Beneficiary Enterprise". The Company and its Board of Directors have determined that such tax-exempt income will not be distributed as dividends and intends to reinvest the amount of its tax-exempt income earned by the Company. Accordingly, no provision for deferred income taxes has been provided on income attributable to the Company's "Approved Enterprises" and "Beneficiary Enterprises" as such income is essentially permanently reinvested.

If the Company's retained tax-exempt income is distributed, the income would be taxed at the applicable corporate tax rate as if it had not elected the alternative tax benefits under the Law for the Encouragement of Capital Investments ("Investment Law") and an income tax liability of up to $3,424 would have been incurred as of December 31, 2024.

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investment Law regimes through regulations approved on May 1, 2017 and that have come into effect from January 1, 2017.

Applicable benefits under the new regime include:

-
Introduction of a benefit regime for "Preferred Technology Enterprises" ("PTE") granting a 12% tax rate in central Israel – on qualified income deriving from Benefited Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports to large markets.

-
A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

-
A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

The Company adopted the PTE since 2017 and it is generally eligible for its benefits.

In addition, the Company received a comprehensive ruling from the Israeli tax authorities for tax years 2018 through 2023 which approves the Company’s PTE status and derived PTE's benefits. The Company believes that its eligibility for the PTE tax benefits continues and accordingly operates to obtain an extension approval for this ruling from the Israeli tax authorities for future tax years.

h.	Tax benefits under the Law for the Encouragement of Industry (Taxation), 1969:

Management believes that the Company currently qualifies as an "industrial company" under the above law and as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.

i.	Tax assessments:

As of December 31, 2024, the Company has open tax years, which can be subject to tax examination in Israel for the tax years 2021 through 2024 and in the UK for the tax years 2022 through 2024.

For the U.S. subsidiary’s tax years ended December 31, 2021 through 2024, the statue of limitations has not yet expired expect to the extent of unused operating losses or net operating losses used during this period

j.	Unrecognized tax benefits:

A reconciliation of the opening and closing amounts of total unrecognized tax benefits related to uncertain tax positions is as follows:

	Year ended December 31,
	2022	2023	2024

Opening balance	$3,870	$2,805	$5,960
Decrease related to settlements with taxing authorities	(2,353)	-	-
Increase related to prior year tax positions	429	743	702
Increase related to current year tax positions	859	2,412	9,848
Increase related to current year business acquisitions	-	-	3,463

Closing balance	$2,805	$5,960	$19,973

During the years ended December 31, 2022, 2023 and 2024, the Company recorded $(87), $44 and $298, respectively, for interest expense (income) related to uncertain tax positions. As of December 31, 2023 and 2024, accrued interest was $69 and $367, respectively.

As of December 31, 2024 the Company had $8.5 million of unrecognized tax benefits, which, if recognized, would affect the Company’s effective tax rate.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company's income tax provisions. Such differences could have a material effect on the Company's income tax provision, cash flow from operating activities and net loss in the period in which such determination is made.